SUPPLEMENT DATED JULY 31, 2000 TO THE

       STATEMENT OF ADDITIONAL INFORMATION - PART II DATED MAY 1, 2000 FOR NVEST FUNDS TRUST I, NVEST FUNDS TRUST II AND NVEST FUNDS TRUST III

                                     AND THE

           STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 1999
                         AS REVISED FEBRUARY 1, 2000 FOR
                         NVEST KOBRICK INVESTMENT TRUST

Effective July 31, 2000, the following information replaces the fourth paragraph under the section entitled "Management of the Trusts - Distribution Agreements and Rule 12b-1 Plans" in the Statement of Additional Information - Part II dated May 1, 2000 for Nvest Funds Trust I, Nvest Funds Trust II and Nvest Funds Trust III and under the section entitled "Distribution Agreement and Rule 12b-1 Plans" in the Statement of Additional Information dated November 1, 1999 as revised February 1, 2000 for Nvest Kobrick Investment Trust.

     Under the Plans, each Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to the Class A, Class B and Class C shares. In the case of the Class B shares, the Distributor pays investment dealers the first year's service fee at the time of sale, in the amount of up to 0.25% of the amount invested. In the case of Class C shares, the Distributor retains the first year's service fee of 0.25% assessed against such shares. For Class A and, after the first year for Class B and Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund's Class A and Class B shares.